Exhibit 10.1

Execution Version

AMENDMENT No. 5, dated as of April 8, 2019 (this “Amendment”), among CONCENTRA INC., a Delaware corporation (as successor by merger to MJ Acquisition Corporation) (the “Borrower”), the several banks and other financial institutions or entities from time to time party to the Credit Agreement as Lenders (the “Lenders”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) and Collateral Agent (the “Collateral Agent”) and, solely with respect to the last sentence of Section 8, Concentra Holdings, Inc. and the Guarantors set forth on Schedule I annexed hereto, to the First Lien Credit Agreement dated as of June 1, 2015 (as amended by Amendment No. 1, dated as of September 26, 2016, Amendment No. 2, dated as of March 20, 2017, Amendment No. 3, dated as of February 1, 2018 and Amendment No. 4, dated as of October 26, 2018, and as further amended, modified and supplemented from time to time prior to the date hereof, the “Credit Agreement”, and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may obtain a Revolving Commitment Increase by entering into an Additional Credit Extension Amendment with the Additional Lender (as defined below);

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may extend the maturity date of the Revolving Commitments by entering into an Additional Credit Extension Amendment with the Revolving Lenders providing such extension;

WHEREAS, this Amendment is permitted with the consent of the Borrower, the Administrative Agent, the Issuing Bank, the Swingline Lender, the Additional Lender and each other Revolving Lender;

WHEREAS, pursuant to Section 2.20 of the Credit Agreement, the Credit Agreement may, without the consent of any other Loan Party, Agent or Lender, be amended as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of Section 2.20 of the Credit Agreement;

WHEREAS, pursuant to Section 2.21 of the Credit Agreement, the Credit Agreement may, without the consent of any other Loan Party, Agent or Lender except as signatory hereto, be amended to incorporate the terms of the Extended Revolving Commitments with the consent of the Borrower, the Administrative Agent, the Issuing Bank, the Swingline Lender, the Additional Lender and each other Revolving Lender;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.                                           Agreements of the Additional Lender.  Bank of America, N.A., as the Additional Lender (the “Additional Lender”) (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent and each other Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent or such other Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will be bound by the provisions of the Credit Agreement as a Lender thereunder and perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

The Additional Lender hereby commits to provide its respective Revolving Commitment Increase as set forth on Schedule II annexed hereto.  Such Revolving Commitment Increase shall be subject to the provisions of the Credit Agreement and the other Loan Documents and shall constitute Revolving Commitments thereunder.  In addition, Schedule 2.01 to the Credit Agreement, as revised and amended to reflect the Revolving Commitment Increase pursuant to this Amendment, is attached as Schedule 2.01 hereto.

Section 2.                                           Amendments to Credit Agreement.  Effective as of the Amendment No. 5 Effective Date, the Credit Agreement is hereby amended as follows:

The definition of “Revolving Maturity Date” as set forth in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety as follows:

“Revolving Maturity Date” means June 1, 2021.

Section 3.                                           Representations and Warranties, No Default.  The Borrower hereby represents and warrants that as of the Amendment No. 5 Effective Date, both immediately prior to and immediately after giving effect to the Amendment No. 5 transactions to occur on the Amendment No. 5 Effective Date, (i) no Event of Default or Default has occurred under the Amended Credit Agreement and is continuing and (ii) the representations and warranties of the Borrower and each Loan Party contained in the Amended Credit Agreement and each other Loan Document are true and correct in all material respects as of the Amendment No. 5 Effective Date; provided that the solvency representation will be deemed to have been made as of the Amendment No. 5 Effective Date immediately after giving effect to the effectiveness of Amendment No. 5; provided, further, that to the extent that such representations and warranties specifically relate to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

Section 4.                                           Effectiveness.  This Amendment shall become effective on the date (such date, if any, the “Amendment No. 5 Effective Date”) that the following conditions have been satisfied:

2

(i)                  Execution of Amendment.  The Administrative Agent shall have received executed signature pages hereto from each Loan Party, the Additional Lender, the Issuing Bank, the Swingline Lender, each Revolving Lender and the Administrative Agent;

(ii)               Fees and Interest.  The Administrative Agent shall have received payment of all fees and expenses required to be paid or reimbursed to JPMorgan Chase Bank, N.A., as separately agreed between the Borrower and JPMorgan Chase Bank, N.A.;

(iii)            Extension Fee. The Administrative Agent shall have received from the Borrower for the account of and to be further distributed by the Administrative Agent to each Revolving Lender the extension fee separately agreed in writing between the Borrower and the Revolving Lenders;

(iv)           Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated the Amendment No. 5 Effective Date certifying as to the matters set forth in Section 3;

(v)            Legal Opinion. The Administrative Agent shall have received a favorable legal opinion dated the Amendment No. 5 Effective Date of Dechert LLP, as special New York counsel for the Loan Parties in form reasonably satisfactory to the Administrative Agent.

(vi)         KYC Information.  To the extent not previously delivered, the Administrative Agent and the Additional Lender shall have received (x) at least three (3) Business Days prior to the Amendment No. 5 Effective Date, all documentation and other information about the Borrower and the Subsidiary Loan Parties required under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, that has been requested by the Administrative Agent and the Additional Lender in writing at least 10 Business Days prior to the Amendment No. 5 Effective Date and (y) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least three (3) Business Days prior to the Amendment No. 5 Effective Date, a Beneficial Ownership Certification in relation to the Borrower; and

(vii)        Closing Certificates.  The Administrative Agent shall have received a certificate of the Responsible Officer of each Loan Party dated the Amendment No. 5 Effective Date and certifying:

(1)               (A) that attached thereto is a true and complete copy of the certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent constituent and governing documents, including all amendments thereto, of such Loan Party, certified as of a recent date by the Secretary of State (or other similar official or Governmental Authority) of the jurisdiction of its organization or by the Secretary or Assistant Secretary or similar officer of such Loan Party or other person duly authorized by the constituent documents of such Loan Party or (B) that no amendment to the certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent constituent and governing documents, including all amendments thereto, of such Loan Party, has been filed with the Secretary of State (or other similar official or Governmental Authority) of the jurisdiction of its organization since the foregoing was last provided to the Administrative Agent,

3

(2)               that attached thereto is a true and complete copy of a certificate as to the good standing of such Loan Party as of a recent date from the Secretary of State (or other similar official or Governmental Authority) of the jurisdiction of its organization,

(3)               (A) that attached thereto is a true and complete copy of the bylaws (or partnership agreement, limited liability company agreement or other equivalent constituent and governing documents) of such Loan Party as in effect on the Amendment No. 5 Effective Date and at all times since a date prior to the date of the resolutions described in the following clause (4) or (B) that no amendment to the bylaws (or partnership agreement, limited liability company agreement or other equivalent constituent and governing documents) of such Loan Party has been made since the foregoing was last provided to the Administrative Agent,

(4)               that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party, authorizing the execution, delivery and performance by such Loan Party of this Amendment and the execution, delivery and performance of each of the other Loan Documents required hereby and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Amendment No. 5 Effective Date, and

(5)               (A) as to the incumbency and specimen signature of each officer or authorized signatory executing this Amendment or any other Loan Document delivered in connection herewith on behalf of such Loan Party or (B) that no change to the incumbency and specimen signatures of such Loan Party has been made since the foregoing was last provided to the Administrative Agent;

Section 5.                                           Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 6.                                           Applicable Law; Waiver of Jury Trial; Jurisdiction; Consent to Service of Process.  The provisions set forth in Sections 9.09 and 9.10 of the Amended Credit Agreement are hereby incorporated mutatis mutandis with all references to the “Agreement” therein being deemed references to this Amendment.

Section 7.                                           Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8.                                           Effect of Amendment.  Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a novation or waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document.  This Amendment shall constitute a Loan Document and an Additional Credit Extension Amendment for purposes of the Amended Credit Agreement and from and after the Amendment No. 5 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to

4

“this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement.  The Borrower hereby consents to this Amendment and confirms that all obligations of the Borrower under the Loan Documents to which it is a party shall continue to apply to the Credit Agreement as amended hereby.  Each Guarantor hereby (i) acknowledges all of the terms and conditions of this Amendment and confirms that all of its obligations under the Loan Documents to which it is a party shall continue to apply to the Credit Agreement as amended hereby, and (ii) reaffirms, as of the date hereof, its guarantee of the Obligations under the Collateral Agreement, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Security Documents to which it is a party.

[Signature pages follow]

5

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

CONCENTRA INC.

By:	/s/ Martin F. Jackson
	Name:	Martin F. Jackson
	Title:	Vice President

CONCENTRA HOLDINGS, INC.

By:	/s/ Martin F. Jackson
	Name:	Martin F. Jackson
	Title:	Vice President

VALOR HEALTHCARE, INC.
CONCENTRA HEALTH SERVICES, INC.
CONCENTRA INTEGRATED SERVICES, INC.
CONCENTRA OPERATING CORPORATION
CONCENTRA SOLUTIONS, INC.
NATIONAL HEALTHCARE RESOURCES, INC.
CONCENTRAMARK, INC.
ST. MARY’S MEDICAL PARK PHARMACY, INC.

By:	/s/ Martin F. Jackson
	Name:	Martin F. Jackson
	Title:	Vice President

AMBULATORY CARE SOLUTIONS, LLC
AMBULATORY CARE SOLUTIONS OF ARKANSAS, LLC
AMBULATORY CARE SOLUTIONS OF OHIO LLC
OCCUPATIONAL HEALTH + REHABILITATION LLC
By: CONENTRA HEALTH SERVICES, INC.,
its sole member

By:	/s/ Martin F. Jackson
	Name:	Martin F. Jackson
	Title:	Vice President

CONCENTRA LABORATORY, L.L.C.

By: NATIONAL HEALTHCARE RESOURCES, INC.,
its sole member

By:	/s/ Martin F. Jackson
	Name:	Martin F. Jackson
	Title:	Vice President

[Concentra — Amendment No. 5]

U.S. HEALTHWORKS, INC.
U.S. HEALTHWORKS MEDICAL GROUP OF ALASKA, L.L.C.
USHW OF CALIFORNIA, INC.

U.S. HEALTHWORKS MEDICAL GROUP OF GEORGIA, INC.

U.S. HEALTHWORKS OF MINNESOTA, INC.
U.S. HEALTHWORKS OF NEW JERSEY, INC.
U.S. HEALTHWORKS MEDICAL GROUP OF OHIO, INC.
U.S. HEALTHWORKS OF PENNSYLVANIA, INC.
U.S. HEALTHWORKS OF TENNESSEE, INC.
USHW OF TEXAS, INC.
U.S. HEALTHWORKS OF WASHINGTON, INC.
RUSHWINC PROPERTIES, INC.

By:	/s/ Martin F. Jackson
	Name:	Martin F. Jackson
	Title:	Executive Vice President

[Concentra — Amendment No. 5]

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent, Collateral Agent, a Revolving Lender, Issuing Bank and Swingline Lender

By:	/s/ Dawn Lee Lum
	Name:	Dawn L. LeeLum
	Title:	Executive Director

[Concentra — Amendment No. 5]

BANK OF AMERICA, N.A., as the Additional Lender and a Revolving Lender

By:	/s/ Matt Powers
	Name:	Matt Powers
	Title:	Director

[Concentra — Amendment No. 5]

Credit Suisse AG, Cayman Islands Branch, as a Revolving Lender

By:	/s/ Judith Smith
	Name:	Judith Smith
	Title:	Authorized Signatory

By:	/s/ Lingzi Huang
	Name:	Lingzi Huang
	Title:	Authorized Signatory

[Concentra — Amendment No. 5]

Deutsche Bank AG New York Branch, as a Revolving Lender

By:	/s/ Yumi Okabe
	Name:	Yumi Okabe
	Title:	Vice President

By:	/s/ Michael Strobel
	Name:	Michael Strobel
	Title:	Vice President

[Concentra — Amendment No. 5]

Wells Fargo Bank, National Association, as a Revolving Lender

By:	/s/ Kirk Tesch
	Name:	Kirk Tesch
	Title:	Managing Director

[Concentra — Amendment No. 5]

Morgan Stanley Bank, N.A., as a Revolving Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

[Concentra — Amendment No. 5]

SCHEDULE I

TO AMENDMENT NO. 5

SUBSIDIARY LOAN PARTIES

1.	Ambulatory Care Solutions, LLC
2.	Ambulatory Care Solutions of Arkansas LLC
3.	Ambulatory Care Solutions of Ohio LLC
4.	Concentra Health Services, Inc.
5.	Concentra Integrated Services, Inc.
6.	Concentra Laboratory, L.L.C.
7.	ConcentraMark, Inc.
8.	Concentra Operating Corporation
9.	Concentra Solutions, Inc.
10.	National Healthcare Resources, Inc.
11.	Occupational Health + Rehabilitation LLC
12.	RUSHWINC PROPERTIES, INC.
13.	St. Mary’s Medical Park Pharmacy, Inc.
14.	U.S. HEALTHWORKS, INC.
15.	U.S. HEALTHWORKS MEDICAL GROUP OF ALASKA, L.L.C.
16.	USHW OF CALIFORNIA, INC.
17.	U.S. HEALTHWORKS MEDICAL GROUP OF GEORGIA, INC.
18.	U.S. HEALTHWORKS OF MINNESOTA, INC.
19.	U.S. HEALTHWORKS OF NEW JERSEY, INC.
20.	U.S. HEALTHWORKS MEDICAL GROUP OF OHIO, INC.
21.	U.S. HEALTHWORKS OF PENNSYLVANIA, INC.
22.	U.S. HEALTHWORKS OF TENNESSEE, INC.
23.	USHW OF TEXAS, INC.
24.	U.S. HEALTHWORKS OF WASHINGTON, INC.
25.	Valor Healthcare, Inc.

SCHEDULE II

TO AMENDMENT NO. 5

Additional Lender	Total
Bank of America, N.A.	$25,000,000.00
Total	$25,000,000.00

SCHEDULE 2.01

Lender	Revolving Commitment
JPMorgan Chase Bank, N.A.	$26,500,000.00
Credit Suisse AG, Cayman Islands Branch	$25,000,000.00
Bank of America, N.A.	$25,000,000.00
Deutsche Bank AG New York Branch	$16,000,000.00
Wells Fargo Bank, National Association	$5,500,000.00
Morgan Stanley Bank, N.A.	$2,000,000.00
Total	$100,000,000.00

[Concentra — Amendment No. 5]